Exhibit 10.9
Exhibit 4.3
FIRST AMENDMENT TO
AMENDED AND RESTATED PLEDGE AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”), dated as of September 22, 2010, is entered into by and between FRANKLIN CREDIT HOLDING CORPORATION, a Delaware corporation (the “Grantor”), and The Huntington National Bank, a national banking association, acting hereunder as contractual representative pursuant to the Credit Agreement for Lenders (“Huntington,” acting as such contractual representative and any successor or successors to Huntington acting in such capacity, being referred to as the “Administrative Agent”). All capitalized terms in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement (as defined below).
RECITALS:
A. On or about March 31, 2009, the Grantor entered into a certain Amended and Restated Pledge Agreement (the “Pledge Agreement”) in favor of Administrative Agent, which was accepted and agreed to by Administrative Agent on that same date; and
B. Pursuant to the terms and subject to the conditions of the Pledge Agreement, the Grantor collaterally assigned, mortgaged, pledged, and hypothecated to Administrative Agent (for the benefit of the Secured Creditors) a lien on and security interest in, and a collateral assignment of, all of Grantor’s right, title, and interest in, to, and under the Collateral; and
C. The Grantor and the Administrative Agent have agreed that the Pledge Agreement should be amended and modified upon the terms and subject to the conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants, agreements, and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definition of “Pledged Stock,” as set forth in Section 1.1(b) of the Pledge Agreement is hereby amended to recite in its entirety as follows:
“Pledged Stock” means the shares of capital stock owned by the Grantor (other than the capital stock of Franklin Credit Management Corporation), including all shares of capital stock listed on Schedule 2.

2. Section 4.1 of the Pledge Agreement is hereby amended to recite in its entirety as follows:
The Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any applicable Law or any policy of insurance covering the Collateral; (c) not sell, transfer, pledge or assign (by operation of law or otherwise) any Collateral; (d) not enter into any agreement or undertaking restricting the right or ability of the Administrative Agent to sell, assign or transfer any Collateral; (e) promptly notify the Administrative Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral; (f) not cause or permit any of the Grantor’s Subsidiaries (other than Franklin Credit Management Corporation) to directly or indirectly create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except for Indebtedness to any Lenders; (g) not agree, or permit any of its Subsidiaries (other than Franklin Credit Management Corporation) to agree, to create or otherwise become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock; and (h) not issue any additional stock, membership interests or other equity interests (including, without limitation, any option rights) in any Subsidiary (other than Franklin Credit Management Corporation) of the Grantor.
3. Schedule 2 to the Pledge Agreement is hereby replaced with Schedule 2 attached to this Amendment.
4. Conditions of Effectiveness. This Amendment shall become effective as of September 22, 2010, upon satisfaction of all of the following conditions precedent:
(a) Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of Administrative Agent and its counsel, containing such information requested by Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Administrative Agent, each of the following documents:
(i) Two duly executed copies of this Amendment;
(b) The representations contained in the immediately following paragraph shall be true and accurate.
5. Representations and Warranties. The Grantor represents and warrants to Administrative Agent as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of the Grantor in the Pledge Agreement and in any other document executed in connection therewith is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery, and performance by the Grantor of this Amendment and any other related document have been duly authorized by all requisite corporate or organizational action on the part of the Grantor and will not violate any Laws applicable to the Grantor; (c) this Amendment has been duly executed and delivered by the Grantor, and each of this Amendment, the Pledge Agreement, and any other related document as amended hereby constitutes the legal, valid, and binding obligation of the Grantor, enforceable against the Grantor in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default.

6. Ratification and Reaffirmation. The Grantor agrees (i) that all the obligations, indebtedness, and liabilities of the Grantor to the Administrative Agent under the Pledge Agreement are the valid and binding obligations of the Grantor; (ii) that the Secured Obligations of the Grantor are valid and binding without any present right of offset, claim, defense, or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to the Administrative Agent are valid and binding and are hereby ratified and confirmed in all respects.
7. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Pledge Agreement to “Amended and Restated Pledge Agreement,” “Pledge Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in any related documents to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants, and conditions of the Pledge Agreement and any related documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit, or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to, or modification of any of the Administrative Agent’s rights under, or of any other term or provisions of, the Pledge Agreement or any other related document, or of any term or provision of any other document referred to therein or herein or of any transaction or future action on the part of the Grantor that would require the consent of the Administrative Agent.
8. Waiver and Release of All Claims and Defenses. The Grantor hereby forever waives, relinquishes, discharges, and releases all defenses and claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against the Administrative Agent, its successors, assigns, directors, officers, shareholders, agents, employees, and attorneys (collectively, the “Released Parties”), the Secured Obligations, or the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent and the Grantor, which the Grantor may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions, or recoupments, by the Grantor and all of its representatives, successors, assigns, agents, employees, officers, directors, and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements, or obligations of any kind, type, or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law, or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.
9. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
12. Costs and Expenses. The Grantor agrees to pay on demand in accordance with the terms of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto.
13. Further Assurances. The Grantor hereby agrees to execute and deliver such additional documents, instruments, and agreements reasonably requested by the Administrative Agent as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.
14. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
15. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Grantor and the Administrative Agent have hereunto set their hands as of the date first set forth above.

GRANTOR: FRANKLIN CREDIT HOLDING CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:	/s/ David L. Abshier
Name: David L. Abshier
Title: Authorized Signer
Signature Page to First Amendment to Amended and Restated Pledge Agreement

SCHEDULE 2

(Pledged Collateral)
•
100% of issued and outstanding equity of all classes of stock and membership interests of subsidiaries of Franklin Credit Holding Corporation, including but not limited to, Franklin Credit Asset Corporation, Tribeca Lending Corp. and Franklin Credit Loan Servicing, LLC, but excluding Franklin Credit Management Corporation.

Signature Page to First Amendment to Amended and Restated Pledge Agreement